Exhibit 32
CERTIFICATION PURSUANT TO SECTION 906
OF
THE SARBANES-OXLEY ACT OF 2002
I, Patrick L. Beach, the President of GP4 Asset Acquisition, LLC, the manager of Captec Franchise Capital Partners L.P. IV (the “Partnership”), certify that:
(1) The Quarterly Report on Form 10-Q of the Partnership for the period ended June 30, 2007 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.
/s/ Patrick L. Beach
Patrick L. Beach
President
GP4 Asset Acquisition, LLC
August 10, 2007

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